MANAGEMENT AND OPERATIONS AGREEMENT

By and Among

GLOBAL ECO-LOGICAL SERVICES, INC.,

the "Manager"

And

CORPORATE VISION, INC.

And

SOUTHEASTERN RESEARCH and RECOVERY, INC.

collectively, the "Company"

MANAGEMENT AND OPERATIONS AGREEMENT

This MANAGEMENT AND OPERATIONS AGREEMENT (this "Agreement") is made as of June 21, 2001, by and between CORPORATE VISION, INC. ("CVIA"), an Oklahoma corporation, SOUTHEASTERN RESEARCH and RECOVERY, INC., a South Carolina corporation (collectively, the "Company") and GLOBAL ECO-LOGICAL SERVICES, INC., a Florida corporation (the "Manager").

RECITALS

WHEREAS, the Company is the wholly-owned subsidiary of CVIA, and is a duly authorized South Carolina corporation in the business of waste management services, more particularly, the solidification and transportation of non-hazardous liquid waste, doing business at 108 Broadway, Ehrhardt, South Carolina 29081 (the "Business");

WHEREAS, the Manager, as the preceding owner of SRR, is engaged, among other things, in providing management and operational support services to the liquid and solid waste industry;

WHEREAS, CVIA acquired the Company from Manager pursuant to a Share Exchange Agreement of even date herewith, and herein desires to engage Manager to manage the Business, and Manager desires to retain operate and manage the Business on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Appointment of Manager; Relationship of Company and the Manager.

Manager shall provide management and operational support services to the Company, as hereinafter provided. Manager, at all times, shall be independent of the Company. Nothing contained herein shall be deemed to make or render the Company a partner, co-venturer or other participant in the business or operations of the Manager, or in any manner to render Company liable, as principal, surety, guarantor, agent or otherwise for any of the debts, obligations or liabilities of Manager. Similarly, nothing contained herein shall be deemed to make or render the Manager a partner, co-venturer or other participant in the business or operations of the Company, or in any manner to render Manager liable, as principal, surety, guarantor, agent or otherwise for any of the debts, obligations or liabilities of Company.

2. Management Services.

Commencing on the date of this Agreement, Manager will provide, supply and render such management and operational support services as are necessary to provide service to the Company and, as more specifically described below, shall:

(a) Administer and supervise all of the finances of the Business, including payroll, taxes, accounting, bookkeeping, record keeping, managing or accounts payable, and accounts receivable, banking, financial records and reporting functions as they pertain to the business of the Company, with the power to make such changes therein, in its sole discretion, and to incorporate such functions into systems used by Manager. Manager shall prepare and maintain financial statements for the Business according to generally accepted accounting principles consistently applied and shall provide the Company with weekly operating reports and statements including but not limited to cash flow statements, income statements, accounts payable and accounts receivable reports and such other reports and information as may be requested by Company from time to time to enable the Company to comply with its reporting requirements under the Securities Exchange Act of 1934.

(b) Select and employ all personnel necessary to service the Business of the Company.

(c) Supervise and control the purchase of all materials and supplies, and acquire, lease, dispose of and repair equipment and facilities necessary to provide safe and adequate service to the business of the Company.

(d) Manage all costs and all pricing on a customer-by-customer basis, estimate all costs on new contracts, bid on and enter into new contracts, and control all costs for contracts in progress.

(e) Commence, defend and control all legal actions, arbitrations, investigations and proceedings that arise due to events occurring in connection with the business of the Company during the term of this Agreement.

(f) Maintain the assets of the Company in good repair, order and condition, normal and reasonable wear and tear excepted.

The parties understand and acknowledge that the management services contemplated by this Agreement shall consist principally of the services of Richard D. Tuorto, Sr., the chief executive of the Manager.

Notwithstanding the foregoing, the Manager shall not have the authority, without the express written consent of the Company and CVIA, to purchase in the name of the Company, or for use by the Company in the Business, any assets outside the ordinary course of business, or incur any indebtedness outside the ordinary course of business.

3. Obligations of the Company.

(a) Prior to the expiration of this Agreement, the Company shall not, without the prior written consent of the Manager:

(i) Modify, amend, or do anything to affect the Business;

    Create or incur any indebtedness or other liability or obligation in connection with the assets of the Business;

(iii) Enter into or terminate any lease, agreement, contract or other commitment in connection with the Business;

    Release or create or incur any mortgage, lien or other encumbrance with respect to the assets of the Business;

    Sell, abandon or otherwise dispose of any of the accounts of the Business;

    Make any commitment relating to any of the accounts of the Business; or

    Cancel or waive any claim or right with respect to the accounts of the Business.

(viii) Terminate the Employment Agreements of Richard D. Tuorto, Jr. (Regional Controller-liquid waste division), Tom Strenth (Sales and Marketing-liquid waste division), and James V. Sease, Jr. (Regional Manager), which agreements are being executed contemporaneously herewith, and attached hereto and incorporated herein by reference as Exhibits A-C, unless terminated "for cause" as defined therein.

4. Additional Agreements of the Manager.

The Manager agrees that at all times during the term of this Agreement it shall:

(a) Do nothing, and permit nothing to be done (which is within the control of the Manager), which will or might cause the Company to operate in an improper or illegal manner.

(b) Not cause default in any of the terms, conditions and obligations of any of the contracts and other agreements of the Company.

(c) To the extent permissible by law, maintain in full force its licenses and permits in the State of South Carolina and comply fully with all laws respecting its formation, existence, activities and operations.

(d) Allow the Company and the employees, attorneys, accountants and other representatives of the Company, full and free access to its books and records, and all of the facilities of the Company relating to the Business.

5. General and Administrative Activities.

To the extent that Manager shall deem it necessary or desirable, Manager shall have the power and authority to combine and integrate, at its own office (including those of an affiliate), the "general and administrative" (as such term is used in accounting practice) activities of the Business, including, but not limited to, all accounting, bookkeeping, record-keeping, paying, receiving and other fiscal or financial activities, with those of Manager, provided that any obligation of the Company or CVIA to share or defer costs of such office shall but subject to the subsequent agreement of the Company.

6. Location.

During the term of this Agreement, the business of the Company will be serviced by Manager from the Business's facility at or any other location selected by Manager.

7. Billing and Compensation.

During the term of this Agreement, the Manager shall be entitled to compensation in an amount equal to 50% of the "net cash provided by operating activities" as such item is calculated in the Company's Statement of Cash Flows in its internal financial statements utilized for consolidation by CVIA into its financial statements filed on a periodic basis with the Securities and Exchange Commission pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934; provided, that prior to the calculation of said management fee, the "net cash provided by operating activities" shall be adjusted to remove any management fee paid pursuant to this Agreement included in such number. The management fee shall be paid on a quarterly basis, and shall be due and payable on the earlier to occur of the forty-fifth day after the end of each calendar quarter, or five days after CVIA files its Form 10-QSB for the applicable quarter. In the event CVIA's independent public auditors determine that financial statements utilized to calculate a management fee hereunder should be restated to comply with generally accepted accounting principles, the management fee due hereunder for such period shall be increased or decreased proportionately, and the difference paid or refunded within ten days after the filing of restated financial statements with the Securities and Exchange Commission. The parties agree that the decision of the Company's independent public auditors shall be final and conclusive as to any financial statements used to calculate a management fee due hereunder.

The parties acknowledge and agree that as of the date of this Agreement, the Business constitutes the sole operating business of CVIA, and that all wages and benefits applicable to James Sease, Tom Strenth, William Tuorto and Richard Tuorto, Jr. are allocable to SRR for purposes of calculating the management fee. However, the parties hereto understand and acknowledge that CVIA may acquire one or more businesses within the same industry as the Business, in which event the wages and benefits applicable to Messrs. Sease, Strenth, Tuorto and Tuorto shall be allocated to SRR and the other businesses in proportion to the estimated amount of time spent by each in connection with the Business for purpose of calculating the management fee. In the event of a dispute as the proper allocation of such costs, the parties agree to submit issue to CVIA' independent public auditors for determination, and agree that the decision of the Company's independent public auditors as to the proper amount of such allocation shall be final and conclusive.

8. Consideration.

As additional consideration for this Agreement, payable directly by Manager from profit distributions of CVIA, as provided for herein, the Company will pay Twenty-Five Thousand Dollars ($25,000) to Manager within the first three (3) months of this Agreement.

9. Term of Agreement; Termination of Rights.

(a) The term of this Agreement shall commence on its execution, and expire, unless terminated or extended in writing, five years thereafter. Upon termination of this Agreement, all books and records relating to the operation of the Business shall be immediately returned to the Company. Notwithstanding the foregoing, the Company may terminate this Agreement prior to the expiration of its term upon thirty (30) days advance notice and the payment to the Manager of a termination fee equal to the lesser of a) $250,000, or b) the average monthly management fee paid or payable to the Manager pursuant to Paragraph 7 herein for the twelve months prior to the date of such notice of termination times the number of months remaining in the term of this Agreement.

(b) Company may, at its option, upon ten (10) days' written notice terminate this Agreement (if such default is not cured within such ten (10) day period or such longer period as required to effect a cure if a cure is commenced within 10 days and diligently prosecuted): (i) if Manager shall violate any material provision of this Management Agreement; (ii) if Manager shall violate or be in material breach of any provision, representation, warranty, covenant or undertaking herein; or (iii) if Manager (a) makes an assignment for the benefit of creditors, (b) is adjudicated a bankrupt, (c) files or has filed against it any bankruptcy, reorganization, liquidation or similar petition or any petition seeking the appointment of a receiver, conservator or other representative, or (d) proposes a composition arrangement with creditors. The date on which this Agreement is terminated pursuant to Section 9(a) above or this Section 9(b) is hereinafter referred to as the "Expiration Date".

10. Indemnification.

(a) Manager shall indemnify, defend and hold harmless Company and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all losses, claims, damages, causes of action, actions, obligations, liabilities, deficiencies, suits, proceedings, actual out-of-pocket obligations and expenses (including cost of investigation, interest, penalties and reasonable attorneys' fees) (collectively, "Losses") arising out of or due to the operation of the Business by Manager, its affiliates, agents, servants and/or employees after Closing under the provisions of the Management Agreement. The obligations set forth in this Section 10(a) shall survive for a period of one (1) year following the Expiration Date.

(b) Company shall indemnify, defend and hold harmless Manager and its affiliates, their respective shareholders, officers, directors, employees, and agents, against and in respect of any and all Losses arising out of or due to the operation of the Business by Company, its affiliates, agents, servants and/or employees prior to the commencement of the term of this Management Agreement. The obligations set forth in this Section 10(b) shall survive for a period of one (1) year following the Expiration Date.

(c) If a party entitled to indemnification (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which a party is obligated to provide indemnification (the "Indemnifying Party") pursuant to subsections (a) and (b) of this Section, the Indemnitee shall promptly give the Indemnifying Party notice thereof (Indemnification Notice"). Such Indemnification Notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. Except as provided below, the Indemnifying Party may compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party provides the Indemnitee a defense to a third party claim at the Indemnifying Party's cost with a qualified attorney, Indemnitee may participate and/or monitor the defense with an attorney of the Indemnitee's selection (at the Indemnitee's own expense). Provided that the Indemnifying Party pays for the full cost of the settlement of any claim, the Indemnifying Party may settle any claim without the consent of the Indemnitee. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

(d) If a party is entitled to indemnification under this Agreement and the Acquisition Agreements, the party seeking indemnification must elect to proceed under either this Section 10 or under the Acquisition Agreements, and may not seek indemnity under this Agreement.

11. Approvals.

The parties acknowledge that this Agreement, as well as the Share Exchange Agreement, may be subject to approval by the State of South Carolina DHEC, and acknowledge cooperation in seeking such approval.

12. Additional Provisions.

(a) This Agreement sets forth the entire understanding and agreement among he parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto.

(b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to agreements made, delivered and to be performed within such State.

(c) This Agreement may not be assigned by Company or Manager, except that Manager may in its sole discretion assign this Agreement to a properly licensed affiliate performing similar types of services. Upon any assignment Manager shall remain primarily liable and also be jointly and severally liable to Company for performance of Manager's duties herein.

(d) All of the terms and provisions of this Management Agreement shall be binding upon, inure to the benefit of, and be enforceable by each of the parties hereto and their respective successors and assigns. Except for affiliates of the Company and Manager and their respective shareholders, officers, directors, employees and agents, no person other than the parties hereto shall be a third party beneficiary of this Agreement or have any rights hereunder.

(e) No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

(f) No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Company.

(g) Any notice or other communication required or which may be given hereunder shall be in writing and either delivered personally to the addressee, telecopied to the addressee or mailed, certified or registered mail, or sent by a nationally recognized express courier service, postage or sending charges prepaid, and shall be deemed given when so delivered personally, telecopied, if by certified or registered mail, four days after the date of mailing, or if by express courier service, two days after the date of sending, as follows:

(i) If to the Manager, to:

3 Broad Street, Suite 300

Charleston, SC 29401

(843) 534-1330

Fax: (843) 534-1331

    If to Company, to:

3540 E.31st Street, Suite 1

Tulsa, OK 74135

(918) 749-2400

Fax: (918) ___-____

and to such other address of addresses as the Company or Manager, as the case may be, may designate to the other by notice as set forth above.

(h) Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any state or Federal court located in the State of Florida, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given by registered or certified mail, return receipt requested, or by any other means of mail which requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right to any party to service of process in any other manner permitted by law.

(i) If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the remaining provisions of this Agreement, all of which shall remain in full force and effect.

(j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

(k) The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Management Agreement as of the date first above written.

MANAGER:

GLOBAL ECO-LOGICAL SERVICES, INC.,

A Florida corporation

By:

Its:

COMPANY:

CORPORATE VISION, INC.

An Oklahoma Corporation

By:

Its:

SOUTHEASTERN RESEARCH and RECOVERY, INC., A South Carolina corporation

By: Its:

EXHIBIT A

EMPLOYMENT AGREEMENT

This Agreement is made as of the 21st day of June 2001, effective the 1st day of August, 2001, by and between Corporate Vision, Inc. (the "Company"), a Oklahoma corporation, and Richard D. Tuorto, Jr. (the "Employee").

WITNESSETH

WHEREAS, the Company has agreed to employ the Employee and the Employee agreed to work for the Company on the terms set forth herein; and

WHEREAS, the Employee will possess intimate knowledge of the business and affairs (the "Business") of the Company, and the Employee recognizes that his/her agreement to terms of this Agreement, particularly the terms pertaining to the nondisclosure of Confidential Information (as hereinafter defined) are conditions to further employment with the Company, whether such employment is at will or for an agreed term.

NOW, THEREFORE, for and in consideration of the mutual exchange of promises herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Title; Responsibilities. The Employee shall be employed as Controller, Services Division.

    Compensation. For all services rendered by the Employee to the Company, the Employee shall be entitled to a base salary of $95,000 per year during the first year, with the base salary in future years as well as any additional compensation, including but not limited to bonuses, stock options or stock grants, being determined by the Company based on annual reviews. At the Company's option, the Company will be entitled to satisfy the Company's net payroll obligation to the Employee by the issuing the Employee that number of shares of the Company's common stock equal to the net amount due the Employee for the pay period (after deducting all state and federal taxes and other items which the Company is authorized or required to withhold from the Employee's wages) divided by 85% of the Average Market Price of the Company's common stock as of the close of business three business days before the date the wages are due. The "Average Market Price" shall mean the average closing price of the common stock for the five days prior to the date on which the price is to be calculated. The Company shall only be entitled to issue the Employee shares of its common stock in lieu of cash wages if the common stock is registered under the Securities Act of 1933, and comparable state securities laws, and the common stock is eligible for trading on the OTC Bulletin Board, or any recognized national securities exchange.

    Health and Dental Insurance Benefits. The Company shall provide the Employee with all benefits provided to its employees, including health, dental, longterm disability and life insurance, to the extent provided to all employees of the Company pursuant to such plans and programs that it may adopt from time to time. The Employee shall be entitled to that number of days of personal time off consistent with the Company's policy in effect from time to time.

    Term. The term of this Agreement shall be for one year, and shall continue thereafter until terminated by one of the parties. Termination or expiration of this Agreement shall not extinguish any rights of compensation that shall accrue prior to the termination or expiration, or any obligations of the Employee of the Company. Unless terminated by either party upon notice to the other party within 30 days of the end of the term of this Agreement, this Agreement will automatically renew for the successive terms equal to the initial term of this Agreement. Notwithstanding anything herein to the contrary, the Company may always terminate the Employee for cause, upon a unanimous vote of the Board of Directors of the Company. "Cause" is defined, for the purposes of this Agreement, to be:

      the commission of any act by the Employee which, if prosecuted, would constitute a felony;

      any act or omission by Employee that may have a materially adverse effect on the Company;

      failure or refusal by Employee to comply with the policies of the Company contained in any Company Handbook or with the provisions of this Agreement of not cured within ten (10) days after the receipt of written notice from the Board of Directors;

      Employee's prolonged absence without the consent of the Company;

      Employee's gross neglect of his duties or willful insubordination to the Board of Directors of his superior officers;

      the death of Employee; or

      delivery of written notice of termination by Company after Employee has become unable to perform Employee's services by reason of illness or incapacity, which illness or incapacity results in Employee's failure to discharge Employee's duties under this Agreement for an aggregate total of sixty (60) days (whether consecutive or nonconsecutive) during any one hundred and eighty (180) day period.

    Best Efforts. Employee agrees to devote such business time as directed by the President of the Company and use his best efforts in his position and in the performance of his general duties as required by the Company from time to time. During the term of this Agreement, Employee agreed that he will not perform any activities or services or accept such other employment as would be inconsistent with this Agreement or the employment relationship between the parties, or would in any way interfere with or present a conflict of interest concerning Employee's employment with the Company. Employee warrants and represents to the Company that his employment hereunder will not constitute a breach of any contract, agreement or obligation of the Employee to any other party, and the Employee hereby agrees to indemnify and hold the Company harmless, against any claim or liability arising out of a breach of such representation and warranty, including any attorney's fees incurred by the Company in connection with such a breach.

6. Property of Company. Employee acknowledges and agrees that all business Employee generates because of his affiliation with the Company is and shall be the sole property of the Company. All receivables, premiums, commissions, fees and other compensation generated by the Employee's services are the property of the Company. The Employee is hereby prohibited from invoicing customers of the Company except with the express written consent of the Company. All checks or bank drafts representing payment for goods or services sold or rendered by the Company are property of the Company, and all monies or other consideration in whatever form received by the Employee from a client or customer of the Company shall be tendered immediately to the Company.

    Covenants of Employee. Employee understands and acknowledges that the Company's ability to develop and retain trade secrets, customer lists, proprietary techniques, information regarding customer needs and other confidential information relating to the Company Business is of utmost importance to the Company's success, and Employee further acknowledges that Employee will develop and learn information in the course of Employee's employment that would be useful in competing unfairly with the Company. In light of these facts and in consideration of Employee's employment with the Company and the Company's agreement to compensate Employee on the terms set forth in this Agreement, Employee covenants and agrees with Company as follows:

    Confidential Information. Employee shall use his best efforts to protect Confidential Information. During and after association with Company, Employee will not use (other than for Company) or disclose any of Company's Confidential Information. "Confidential Information" means information, without regard to form, relating to the Company's customers, operation, finances, and business that derives economic value, actual or potential, from not being generally known to other Persons, including, but not limited to, technical or nontechnical data, formulas, patterns, compilations (including compilations of customer information), programs, models, concepts, designs, devices, methods, techniques, processes, financial data or lists of actual or potential customers (including identifying information about customers), whether or not in writing. Confidential Information includes information disclosed to Company by third parties that Company is obligated to maintain as confidential. Confidential Information subject to this Agreement may include information that is not a trade secret under applicable law, but information not constitution a trade secret only shall be treated as Confidential Information under this Agreement for a two (2) year period after the date on which Employee's employment with the Company is terminated (the "Termination Date"). "Person" means any individual, corporation, limited liability company, bank, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

    Return of Materials. On the Termination Date or for any reason or at any time at Company's request, Employee will deliver promptly to Company all materials, documents, plans, records, notes, or other papers and any copies in Employee's possession or control relating in any way to Company's Business, which at all times shall be the property of the Company,

    Solicitation of Employees. During employment and for a period after the Termination Date equal to the Severance Term in the event the Employee is terminated without cause and equal to one (1) year in the event the Employee is terminated with cause or the Employee voluntarily terminates his employment (such term being hereinafter referred to as the "Noncompete Term"), Employee will not induce or solicit to leave employment with the Company anyone who is or was, anytime during the preceding year, an employee of Company.

    Solicitation of Customers. Employee will not, except on behalf of the Company or an affiliate of the Company, at any time during the period commencing on the date of the Agreement and continuing for a period equal to the Noncompete Term after the Termination Date, directly or indirectly, whether alone or with any other Person as a partner, officer, director, employee, agent, shareholder, consultant, sales representative or otherwise:

      solicit, or assist in the solicitation of, any Person who is, or was during the period of Employee's employment with the Company, a customer of Company, for the purpose of obtaining the patronage of such Person for the sale or purchase of goods of services incidental to the Company Business; provided, however, that this clause (a) will apply only with respect to any Person with whom Employee, or any other employee of Company directly or indirectly under Employee's supervision, has had contact on behalf of Company during the two-year period prior to the Termination Date or about whom Employee has received Company Confidential Information during such period; or

      solicit, or assist in the solicitation of, any Person employed or engaged by Company in any capacity (including without limitation as an employee or independent contractor), to terminate such employment or other engagement, whether or not such Person is employed or engaged pursuant to a contract with Company and whether or not such Person is employed or otherwise engaged at will.

    Post-Termination Competition. Employee will not, except on behalf of Company or an affiliate of Company, at any time during the period commencing on the date of this Agreement and continuing for a period equal to the Noncompete Term after the Termination Date:

      within the geographic territory in which the Employee operates (the "Area") directly or indirectly, either individually or as an owner, manager, supervisor, administrator, consultant, instructor, or executive employee, take a position with another business entity which is in the same or essentially the same business as the Company in which his/her duties and responsibilities are similar to those performed by the Employee for the Company as of the date of this Agreement;

      in competition with the Company, solicit or otherwise attempt to establish for himself or any other person, firm or entity which is engaged in any business which is the same or essentially the same as the business of the Company, any business relationships with any person, firm or corporation which is in the Area;

      in competition with the Company, solicit or otherwise attempt to establish for himself or any other person, firm, or entity which is engaged in any business which is the same or essentially the same as the business of the Company, any business relationships with any person, firm or corporations which was, during the twenty-four (24) months preceding the Employee's termination of employment with the Company, a customer of the Company with whom he/she had substantial business contact.

    Notwithstanding the above, nothing contained herein shall be construed to prohibit Employee from owning either of record or beneficially not more than five percent (5%) of the shares or other equity interest of any Person that provided products or services competitive with the products or services sold by the Company.

    Disparagement. Employee shall not at any time make false, misleading or disparaging statements about Company, including its products, services, management, employees, and customers.

    Prior Agreements. Employee warrants that Employee is not under any obligation, contractual or otherwise, limiting or affecting Employee's ability or right to perform freely Services for the Company. Upon execution of this Agreement, Employee will give Company a copy of any agreement, or notify Company of any agreement if a written agreement is not available, with a prior employer or other Person purporting to limit or affect Employee's ability or right to perform Services for Company, to solicit customers or potential customers, to solicit the employees or independent contractors of a prior employer or other Person, or to use any type of information.

    Future Employment or Contractual Opportunities. At any time before, and for a period equal to the Noncompete Term, after, the Termination Date, Employee shall provide any prospective employer with a copy of this Agreement, and upon accepting any employment with another Person, provide Company with the employer's name and a description of the services Employee will provide.

8. Work for Hire Acknowledgement; Assignment. Employee acknowledges that work on and contributions to documents, programs, and other expressions in any tangible medium (collectively, "Works") are within the scope of Employee's employment and part of Employee's duties, responsibilities, or assignment. Employee's work on and contributions to the Works will be rendered and made by Employee for, at the instigation of, and under the overall direction of, Company and all such work and contributions, together with the Works, are and at all times shall be regarded, as "work made for hire" as that term is used in the United States Copyright Laws. Without limiting this acknowledgement, Employee assigns, grants, and delivers exclusively to Company all rights, titles and interests in and to any such Works, and all copies and versions, including all copyrights and renewals. Employee will execute and deliver to Company, or its successors and assigns, any assignments and documents Company requests for the purpose of complete exclusive, perpetual, and worldwide ownership of all rights, titles, and interests of every kind and nature, including all copyrights in and to the Works, and Employee constitutes and appoints Company as its agent to execute and deliver any assignments or documents Employee fails or refuses to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

9. Inventions, Ideas and Patents. Employee shall disclose promptly to Company, and only to Company, any invention or idea of Employee (developed alone or with others) conceived or made during Employee's employment by Company or within six months of the Termination Date. Employee assigns to Company any such invention or idea in any way connected with Employee's employment or related to Company's Business, its research or development, or demonstrably anticipated research or development and will cooperate with Company and sign all papers deemed necessary by Company to enable it to obtain, maintain, protect, and defend patents covering such inventions and ideas and to confirm Company's exclusive ownership of all rights in such inventions, ideas and patents, and irrevocably appoints Company as its agent to execute and deliver promptly, this power and agency being coupled with an interest and being irrevocable. This constitutes written notification that this assignment does not apply to an invention for which no equipment, supplies, facility or trade secret information of Company was used, and which was developed entirely on Employee's own time, unless (a) the invention relates (i) directly to Company's Business, or (ii) to Company's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by Employee for Company.

10. Injunctive Relief. Employee acknowledges that any violation of the provisions of this Agreement will cause the Company immediate and irreparable harm and that the damages that the Company will suffer may be difficult or impossible to measure. Therefore, upon any actual or impending violation of this Agreement, the Company shall be entitled to the issuance of a restraining order, preliminary and permanent injunction, without bond, restraining or enjoining such violation by Employee or any other entity or person acing on concern with Employee. Such remedy shall be additional to and not in limitation of any other remedy which may otherwise be available to the Company.

11. No Conflicting Obligations. Employee represents and warrants that Employee is not subject to any noncompetition agreement, nondisclosure agreement, employment agreement, or any other contract of any nature, whatsoever, oral or written, with any Person other than Company, or any other obligation of any nature, which will or could cause a breach of or default in, or which is in any way inconsistent with, the terms and provisions of this Agreement.

    Setoff. All amounts due or payable to Employee by Company pursuant to this Agreement are subject to reduction and offset to the extent permitted by applicable law for any amounts due or payable to Company by Employee.

13. Remedies Cumulative. All rights and remedies conferred upon by the parties hereto by this Agreement or by law, in equity or otherwise, shall be cumulative of each other, and neither the exercise nor the partial exercise not the failure to exercise any such right or remedy shall preclude the later exercise of such right or remedy or the exercise of any other right or remedy.

14. Notice to Future Employers. Employee will, during the one year following termination of Employee's employment with Company, whether with or without cause, inform any subsequent employers or partners, coventurers or other business associates of the existence and provisions of this Agreement and, if requested, provide a copy of this Agreement to such employers or partners, coventurers, or other business associates and Company may, at any time, notify any future employers or partners, coventurers or other business associates of Employee of the existence and provisions of the Agreement. Upon accepting any employment with another Person, the Employee will promptly provide Company with the employer's name and a description of the services Employee will provide.

15. Amendment or Modification. This Agreement supersedes all prior discussions and agreements between the Employee and the Company concerning the matters contained herein and constitutes the sole and entire agreement between the Employee and the Company with respect hereto. No amendment or modification of this Agreement or of any covenant, shall be valid unless evidenced by a writing duly executed by Employee and an authorized representative of the Company.

16. Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall be determined by a court or competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Construction. The language in all parts of this Agreement will be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

18. Obligations Contingent. The obligations of Company under this Agreement, including its obligation to pay the compensation provided for in this Agreement, are contingent upon Employee's performance of Employee's obligations under this Agreement. The duties, covenants and agreements of Employee under this Agreement, being personal, may not be delegated.

19. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

20. Miscellaneous. Unless the context otherwise requires, whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine gender, and vice versa.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall together constitute one document.

22. Governing Law. This Agreement shall be governed by, interpreted, and construed in accordance with the laws of the State of South Carolina. The parties agree that any dispute concerning the interpretation, validity, enforceability, and to exercise any remedies from an alleged breach hereof shall be adjudicated in the Superior Court for the county where the Company's principal executive office is located at the time of the dispute, or the applicable district and division of a federal court having venue for disputes in that same county.

IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.

CORPORATE VISION, INC.

___________________________

By: ________________________

Its: ________________________

EMPLOYEE:

__________________________

By: _______________________

Its: _______________________

EXHIBIT B

EMPLOYMENT AGREEMENT

This Agreement is made as of the 21st day of June 2001, effective the 1st day of August, 2001, by and between Corporate Vision, Inc. (the "Company"), a Oklahoma corporation, and James V. Sease, Jr. (the "Employee").

WITNESSETH

WHEREAS, the Company has agreed to employ the Employee and the Employee agreed to work for the Company on the terms set forth herein; and

WHEREAS, the Employee will possess intimate knowledge of the business and affairs (the "Business") of the Company, and the Employee recognizes that his/her agreement to terms of this Agreement, particularly the terms pertaining to the nondisclosure of Confidential Information (as hereinafter defined) are conditions to further employment with the Company, whether such employment is at will or for an agreed term.

NOW, THEREFORE, for and in consideration of the mutual exchange of promises herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Title; Responsibilities. The Employee shall be employed as Operations Manager, Services Division.

    Compensation. For all services rendered by the Employee to the Company, the Employee shall be entitled to a base salary of $95,000 per year during the first year, with the base salary in future years as well as any additional compensation, including but not limited to bonuses, stock options or stock grants, being determined by the Company based on annual reviews. At the Company's option, the Company will be entitled to satisfy the Company's net payroll obligation to the Employee by the issuing the Employee that number of shares of the Company's common stock equal to the net amount due the Employee for the pay period (after deducting all state and federal taxes and other items which the Company is authorized or required to withhold from the Employee's wages) divided by 85% of the Average Market Price of the Company's common stock as of the close of business three business days before the date the wages are due. The "Average Market Price" shall mean the average closing price of the common stock for the five days prior to the date on which the price is to be calculated. The Company shall only be entitled to issue the Employee shares of its common stock in lieu of cash wages if the common stock is registered under the Securities Act of 1933, and comparable state securities laws, and the common stock is eligible for trading on the OTC Bulletin Board, or any recognized national securities exchange.

    Health and Dental Insurance Benefits. The Company shall provide the Employee with all benefits provided to its employees, including health, dental, longterm disability and life insurance, to the extent provided to all employees of the Company pursuant to such plans and programs that it may adopt from time to time. The Employee shall be entitled to that number of days of personal time off consistent with the Company's policy in effect from time to time.

    Term. The term of this Agreement shall be for one year, and shall continue thereafter until terminated by one of the parties. Termination or expiration of this Agreement shall not extinguish any rights of compensation that shall accrue prior to the termination or expiration, or any obligations of the Employee of the Company. Unless terminated by either party upon notice to the other party within 30 days of the end of the term of this Agreement, this Agreement will automatically renew for the successive terms equal to the initial term of this Agreement. Notwithstanding anything herein to the contrary, the Company may always terminate the Employee for cause, upon a unanimous vote of the Board of Directors of the Company. "Cause" is defined, for the purposes of this Agreement, to be:

      the commission of any act by the Employee which, if prosecuted, would constitute a felony;

      any act or omission by Employee that may have a materially adverse effect on the Company;

      failure or refusal by Employee to comply with the policies of the Company contained in any Company Handbook or with the provisions of this Agreement of not cured within ten (10) days after the receipt of written notice from the Board of Directors;

      Employee's prolonged absence without the consent of the Company;

      Employee's gross neglect of his duties or willful insubordination to the Board of Directors of his superior officers;

      the death of Employee; or

      delivery of written notice of termination by Company after Employee has become unable to perform Employee's services by reason of illness or incapacity, which illness or incapacity results in Employee's failure to discharge Employee's duties under this Agreement for an aggregate total of sixty (60) days (whether consecutive or nonconsecutive) during any one hundred and eighty (180) day period.

    Best Efforts. Employee agrees to devote such business time as directed by the President of the Company and use his best efforts in his position and in the performance of his general duties as required by the Company from time to time. During the term of this Agreement, Employee agreed that he will not perform any activities or services or accept such other employment as would be inconsistent with this Agreement or the employment relationship between the parties, or would in any way interfere with or present a conflict of interest concerning Employee's employment with the Company. Employee warrants and represents to the Company that his employment hereunder will not constitute a breach of any contract, agreement or obligation of the Employee to any other party, and the Employee hereby agrees to indemnify and hold the Company harmless, against any claim or liability arising out of a breach of such representation and warranty, including any attorney's fees incurred by the Company in connection with such a breach.

6. Property of Company. Employee acknowledges and agrees that all business Employee generates because of his affiliation with the Company is and shall be the sole property of the Company. All receivables, premiums, commissions, fees and other compensation generated by the Employee's services are the property of the Company. The Employee is hereby prohibited from invoicing customers of the Company except with the express written consent of the Company. All checks or bank drafts representing payment for goods or services sold or rendered by the Company are property of the Company, and all monies or other consideration in whatever form received by the Employee from a client or customer of the Company shall be tendered immediately to the Company.

7. Covenants of Employee. Employee understands and acknowledges that the Company's ability to develop and retain trade secrets, customer lists, proprietary techniques, information regarding customer needs and other confidential information relating to the Company Business is of utmost importance to the Company's success, and Employee further acknowledges that Employee will develop and learn information in the course of Employee's employment that would be useful in competing unfairly with the Company. In light of these facts and in consideration of Employee's employment with the Company and the Company's agreement to compensate Employee on the terms set forth in this Agreement, Employee covenants and agrees with Company as follows:

(a) Confidential Information. Employee shall use his best efforts to protect Confidential Information. During and after association with Company, Employee will not use (other than for Company) or disclose any of Company's Confidential Information. "Confidential Information" means information, without regard to form, relating to the Company's customers, operation, finances, and business that derives economic value, actual or potential, from not being generally known to other Persons, including, but not limited to, technical or nontechnical data, formulas, patterns, compilations (including compilations of customer information), programs, models, concepts, designs, devices, methods, techniques, processes, financial data or lists of actual or potential customers (including identifying information about customers), whether or not in writing. Confidential Information includes information disclosed to Company by third parties that Company is obligated to maintain as confidential. Confidential Information subject to this Agreement may include information that is not a trade secret under applicable law, but information not constitution a trade secret only shall be treated as Confidential Information under this Agreement for a two (2) year period after the date on which Employee's employment with the Company is terminated (the "Termination Date"). "Person" means any individual, corporation, limited liability company, bank, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

    Return of Materials. On the Termination Date or for any reason or at any time at Company's request, Employee will deliver promptly to Company all materials, documents, plans, records, notes, or other papers and any copies in Employee's possession or control relating in any way to Company's Business, which at all times shall be the property of the Company,

    Solicitation of Employees. During employment and for a period after the Termination Date equal to the Severance Term in the event the Employee is terminated without cause and equal to one (1) year in the event the Employee is terminated with cause or the Employee voluntarily terminates his employment (such term being hereinafter referred to as the "Noncompete Term"), Employee will not induce or solicit to leave employment with the Company anyone who is or was, anytime during the preceding year, an employee of Company.

    Solicitation of Customers. Employee will not, except on behalf of the Company or an affiliate of the Company, at any time during the period commencing on the date of the Agreement and continuing for a period equal to the Noncompete Term after the Termination Date, directly or indirectly, whether alone or with any other Person as a partner, officer, director, employee, agent, shareholder, consultant, sales representative or otherwise:

    (i) solicit, or assist in the solicitation of, any Person who is, or was during the period of Employee's employment with the Company, a customer of Company, for the purpose of obtaining the patronage of such Person for the sale or purchase of goods of services incidental to the Company Business; provided, however, that this clause (a) will apply only with respect to any Person with whom Employee, or any other employee of Company directly or indirectly under Employee's supervision, has had contact on behalf of Company during the two-year period prior to the Termination Date or about whom Employee has received Company Confidential Information during such period; or

        solicit, or assist in the solicitation of, any Person employed or engaged by Company in any capacity (including without limitation as an employee or independent contractor), to terminate such employment or other engagement, whether or not such Person is employed or engaged pursuant to a contract with Company and whether or not such Person is employed or otherwise engaged at will.

    Post-Termination Competition. Employee will not, except on behalf of Company or an affiliate of Company, at any time during the period commencing on the date of this Agreement and continuing for a period equal to the Noncompete Term after the Termination Date:

    (i) within the geographic territory in which the Employee operates (the "Area") directly or indirectly, either individually or as an owner, manager, supervisor, administrator, consultant, instructor, or executive employee, take a position with another business entity which is in the same or essentially the same business as the Company in which his/her duties and responsibilities are similar to those performed by the Employee for the Company as of the date of this Agreement;

        in competition with the Company, solicit or otherwise attempt to establish for himself or any other person, firm or entity which is engaged in any business which is the same or essentially the same as the business of the Company, any business relationships with any person, firm or corporation which is in the Area;

        in competition with the Company, solicit or otherwise attempt to establish for himself or any other person, firm, or entity which is engaged in any business which is the same or essentially the same as the business of the Company, any business relationships with any person, firm or corporations which was, during the twenty-four (24) months preceding the Employee's termination of employment with the Company, a customer of the Company with whom he/she had substantial business contact.

    Notwithstanding the above, nothing contained herein shall be construed to prohibit Employee from owning either of record or beneficially not more than five percent (5%) of the shares or other equity interest of any Person that provided products or services competitive with the products or services sold by the Company.

    Disparagement. Employee shall not at any time make false, misleading or disparaging statements about Company, including its products, services, management, employees, and customers.

    Prior Agreements. Employee warrants that Employee is not under any obligation, contractual or otherwise, limiting or affecting Employee's ability or right to perform freely Services for the Company. Upon execution of this Agreement, Employee will give Company a copy of any agreement, or notify Company of any agreement if a written agreement is not available, with a prior employer or other Person purporting to limit or affect Employee's ability or right to perform Services for Company, to solicit customers or potential customers, to solicit the employees or independent contractors of a prior employer or other Person, or to use any type of information.

    Future Employment or Contractual Opportunities. At any time before, and for a period equal to the Noncompete Term, after, the Termination Date, Employee shall provide any prospective employer with a copy of this Agreement, and upon accepting any employment with another Person, provide Company with the employer's name and a description of the services Employee will provide.

8. Work for Hire Acknowledgement; Assignment. Employee acknowledges that work on and contributions to documents, programs, and other expressions in any tangible medium (collectively, "Works") are within the scope of Employee's employment and part of Employee's duties, responsibilities, or assignment. Employee's work on and contributions to the Works will be rendered and made by Employee for, at the instigation of, and under the overall direction of, Company and all such work and contributions, together with the Works, are and at all times shall be regarded, as "work made for hire" as that term is used in the United States Copyright Laws. Without limiting this acknowledgement, Employee assigns, grants, and delivers exclusively to Company all rights, titles and interests in and to any such Works, and all copies and versions, including all copyrights and renewals. Employee will execute and deliver to Company, or its successors and assigns, any assignments and documents Company requests for the purpose of complete exclusive, perpetual, and worldwide ownership of all rights, titles, and interests of every kind and nature, including all copyrights in and to the Works, and Employee constitutes and appoints Company as its agent to execute and deliver any assignments or documents Employee fails or refuses to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

9. Inventions, Ideas and Patents. Employee shall disclose promptly to Company, and only to Company, any invention or idea of Employee (developed alone or with others) conceived or made during Employee's employment by Company or within six months of the Termination Date. Employee assigns to Company any such invention or idea in any way connected with Employee's employment or related to Company's Business, its research or development, or demonstrably anticipated research or development and will cooperate with Company and sign all papers deemed necessary by Company to enable it to obtain, maintain, protect, and defend patents covering such inventions and ideas and to confirm Company's exclusive ownership of all rights in such inventions, ideas and patents, and irrevocably appoints Company as its agent to execute and deliver promptly, this power and agency being coupled with an interest and being irrevocable. This constitutes written notification that this assignment does not apply to an invention for which no equipment, supplies, facility or trade secret information of Company was used, and which was developed entirely on Employee's own time, unless (a) the invention relates (i) directly to Company's Business, or (ii) to Company's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by Employee for Company.

10. Injunctive Relief. Employee acknowledges that any violation of the provisions of this Agreement will cause the Company immediate and irreparable harm and that the damages that the Company will suffer may be difficult or impossible to measure. Therefore, upon any actual or impending violation of this Agreement, the Company shall be entitled to the issuance of a restraining order, preliminary and permanent injunction, without bond, restraining or enjoining such violation by Employee or any other entity or person acing on concern with Employee. Such remedy shall be additional to and not in limitation of any other remedy which may otherwise be available to the Company.

11. No Conflicting Obligations. Employee represents and warrants that Employee is not subject to any noncompetition agreement, nondisclosure agreement, employment agreement, or any other contract of any nature, whatsoever, oral or written, with any Person other than Company, or any other obligation of any nature, which will or could cause a breach of or default in, or which is in any way inconsistent with, the terms and provisions of this Agreement.

    Setoff. All amounts due or payable to Employee by Company pursuant to this Agreement are subject to reduction and offset to the extent permitted by applicable law for any amounts due or payable to Company by Employee.

13. Remedies Cumulative. All rights and remedies conferred upon by the parties hereto by this Agreement or by law, in equity or otherwise, shall be cumulative of each other, and neither the exercise nor the partial exercise not the failure to exercise any such right or remedy shall preclude the later exercise of such right or remedy or the exercise of any other right or remedy.

14. Notice to Future Employers. Employee will, during the one year following termination of Employee's employment with Company, whether with or without cause, inform any subsequent employers or partners, coventurers or other business associates of the existence and provisions of this Agreement and, if requested, provide a copy of this Agreement to such employers or partners, coventurers, or other business associates and Company may, at any time, notify any future employers or partners, coventurers or other business associates of Employee of the existence and provisions of the Agreement. Upon accepting any employment with another Person, the Employee will promptly provide Company with the employer's name and a description of the services Employee will provide.

15. Amendment or Modification. This Agreement supersedes all prior discussions and agreements between the Employee and the Company concerning the matters contained herein and constitutes the sole and entire agreement between the Employee and the Company with respect hereto. No amendment or modification of this Agreement or of any covenant, shall be valid unless evidenced by a writing duly executed by Employee and an authorized representative of the Company.

16. Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall be determined by a court or competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Construction. The language in all parts of this Agreement will be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

18. Obligations Contingent. The obligations of Company under this Agreement, including its obligation to pay the compensation provided for in this Agreement, are contingent upon Employee's performance of Employee's obligations under this Agreement. The duties, covenants and agreements of Employee under this Agreement, being personal, may not be delegated.

19. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

20. Miscellaneous. Unless the context otherwise requires, whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine gender, and vice versa.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall together constitute one document.

22. Governing Law. This Agreement shall be governed by, interpreted, and construed in accordance with the laws of the State of South Carolina. The parties agree that any dispute concerning the interpretation, validity, enforceability, and to exercise any remedies from an alleged breach hereof shall be adjudicated in the Superior Court for the county where the Company's principal executive office is located at the time of the dispute, or the applicable district and division of a federal court having venue for disputes in that same county.

IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.

CORPORATE VISION, INC.

___________________________

By: ________________________

Its: ________________________

EMPLOYEE:

__________________________

By: _______________________

Its: _______________________

EXHIBIT C

EMPLOYMENT AGREEMENT

This Agreement is made as of the 21st day of June 2001, effective the 1st day of August, 2001, by and between Corporate Vision, Inc. (the "Company"), a Oklahoma corporation, and Tom Strenth (the "Employee").

WITNESSETH

WHEREAS, the Company has agreed to employ the Employee and the Employee agreed to work for the Company on the terms set forth herein; and

WHEREAS, the Employee will possess intimate knowledge of the business and affairs (the "Business") of the Company, and the Employee recognizes that his/her agreement to terms of this Agreement, particularly the terms pertaining to the nondisclosure of Confidential Information (as hereinafter defined) are conditions to further employment with the Company, whether such employment is at will or for an agreed term.

NOW, THEREFORE, for and in consideration of the mutual exchange of promises herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Title; Responsibilities. The Employee shall be employed as Sales and Marketing Manager, Services Division.

    Compensation. For all services rendered by the Employee to the Company, the Employee shall be entitled to a base salary of $______ per year during the first year, with the base salary in future years as well as any additional compensation, including but not limited to bonuses, stock options or stock grants, being determined by the Company based on annual reviews. At the Company's option, the Company will be entitled to satisfy the Company's net payroll obligation to the Employee by the issuing the Employee that number of shares of the Company's common stock equal to the net amount due the Employee for the pay period (after deducting all state and federal taxes and other items which the Company is authorized or required to withhold from the Employee's wages) divided by 85% of the Average Market Price of the Company's common stock as of the close of business three business days before the date the wages are due. The "Average Market Price" shall mean the average closing price of the common stock for the five days prior to the date on which the price is to be calculated. The Company shall only be entitled to issue the Employee shares of its common stock in lieu of cash wages if the common stock is registered under the Securities Act of 1933, and comparable state securities laws, and the common stock is eligible for trading on the OTC Bulletin Board, or any recognized national securities exchange.

    Health and Dental Insurance Benefits. The Company shall provide the Employee with all benefits provided to its employees, including health, dental, longterm disability and life insurance, to the extent provided to all employees of the Company pursuant to such plans and programs that it may adopt from time to time. The Employee shall be entitled to that number of days of personal time off consistent with the Company's policy in effect from time to time.

    Term. The term of this Agreement shall be for one year, and shall continue thereafter until terminated by one of the parties. Termination or expiration of this Agreement shall not extinguish any rights of compensation that shall accrue prior to the termination or expiration, or any obligations of the Employee of the Company. Unless terminated by either party upon notice to the other party within 30 days of the end of the term of this Agreement, this Agreement will automatically renew for the successive terms equal to the initial term of this Agreement. Notwithstanding anything herein to the contrary, the Company may always terminate the Employee for cause, upon a unanimous vote of the Board of Directors of the Company. "Cause" is defined, for the purposes of this Agreement, to be:

      the commission of any act by the Employee which, if prosecuted, would constitute a felony;

      any act or omission by Employee that may have a materially adverse effect on the Company;

      failure or refusal by Employee to comply with the policies of the Company contained in any Company Handbook or with the provisions of this Agreement of not cured within ten (10) days after the receipt of written notice from the Board of Directors;

      Employee's prolonged absence without the consent of the Company;

      Employee's gross neglect of his duties or willful insubordination to the Board of Directors of his superior officers;

      the death of Employee; or

      delivery of written notice of termination by Company after Employee has become unable to perform Employee's services by reason of illness or incapacity, which illness or incapacity results in Employee's failure to discharge Employee's duties under this Agreement for an aggregate total of sixty (60) days (whether consecutive or nonconsecutive) during any one hundred and eighty (180) day period.

    Best Efforts. Employee agrees to devote such business time as directed by the President of the Company and use his best efforts in his position and in the performance of his general duties as required by the Company from time to time. During the term of this Agreement, Employee agreed that he will not perform any activities or services or accept such other employment as would be inconsistent with this Agreement or the employment relationship between the parties, or would in any way interfere with or present a conflict of interest concerning Employee's employment with the Company. Employee warrants and represents to the Company that his employment hereunder will not constitute a breach of any contract, agreement or obligation of the Employee to any other party, and the Employee hereby agrees to indemnify and hold the Company harmless, against any claim or liability arising out of a breach of such representation and warranty, including any attorney's fees incurred by the Company in connection with such a breach.

6. Property of Company. Employee acknowledges and agrees that all business Employee generates because of his affiliation with the Company is and shall be the sole property of the Company. All receivables, premiums, commissions, fees and other compensation generated by the Employee's services are the property of the Company. The Employee is hereby prohibited from invoicing customers of the Company except with the express written consent of the Company. All checks or bank drafts representing payment for goods or services sold or rendered by the Company are property of the Company, and all monies or other consideration in whatever form received by the Employee from a client or customer of the Company shall be tendered immediately to the Company.

7. Covenants of Employee. Employee understands and acknowledges that the Company's ability to develop and retain trade secrets, customer lists, proprietary techniques, information regarding customer needs and other confidential information relating to the Company Business is of utmost importance to the Company's success, and Employee further acknowledges that Employee will develop and learn information in the course of Employee's employment that would be useful in competing unfairly with the Company. In light of these facts and in consideration of Employee's employment with the Company and the Company's agreement to compensate Employee on the terms set forth in this Agreement, Employee covenants and agrees with Company as follows:

    Confidential Information. Employee shall use his best efforts to protect Confidential Information. During and after association with Company, Employee will not use (other than for Company) or disclose any of Company's Confidential Information. "Confidential Information" means information, without regard to form, relating to the Company's customers, operation, finances, and business that derives economic value, actual or potential, from not being generally known to other Persons, including, but not limited to, technical or nontechnical data, formulas, patterns, compilations (including compilations of customer information), programs, models, concepts, designs, devices, methods, techniques, processes, financial data or lists of actual or potential customers (including identifying information about customers), whether or not in writing. Confidential Information includes information disclosed to Company by third parties that Company is obligated to maintain as confidential. Confidential Information subject to this Agreement may include information that is not a trade secret under applicable law, but information not constitution a trade secret only shall be treated as Confidential Information under this Agreement for a two (2) year period after the date on which Employee's employment with the Company is terminated (the "Termination Date"). "Person" means any individual, corporation, limited liability company, bank, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

    Return of Materials. On the Termination Date or for any reason or at any time at Company's request, Employee will deliver promptly to Company all materials, documents, plans, records, notes, or other papers and any copies in Employee's possession or control relating in any way to Company's Business, which at all times shall be the property of the Company,

    Solicitation of Employees. During employment and for a period after the Termination Date equal to the Severance Term in the event the Employee is terminated without cause and equal to one (1) year in the event the Employee is terminated with cause or the Employee voluntarily terminates his employment (such term being hereinafter referred to as the "Noncompete Term"), Employee will not induce or solicit to leave employment with the Company anyone who is or was, anytime during the preceding year, an employee of Company.

    Solicitation of Customers. Employee will not, except on behalf of the Company or an affiliate of the Company, at any time during the period commencing on the date of the Agreement and continuing for a period equal to the Noncompete Term after the Termination Date, directly or indirectly, whether alone or with any other Person as a partner, officer, director, employee, agent, shareholder, consultant, sales representative or otherwise:

    (i) solicit, or assist in the solicitation of, any Person who is, or was during the period of Employee's employment with the Company, a customer of Company, for the purpose of obtaining the patronage of such Person for the sale or purchase of goods of services incidental to the Company Business; provided, however, that this clause (a) will apply only with respect to any Person with whom Employee, or any other employee of Company directly or indirectly under Employee's supervision, has had contact on behalf of Company during the two-year period prior to the Termination Date or about whom Employee has received Company Confidential Information during such period; or

        solicit, or assist in the solicitation of, any Person employed or engaged by Company in any capacity (including without limitation as an employee or independent contractor), to terminate such employment or other engagement, whether or not such Person is employed or engaged pursuant to a contract with Company and whether or not such Person is employed or otherwise engaged at will.

    Post-Termination Competition. Employee will not, except on behalf of Company or an affiliate of Company, at any time during the period commencing on the date of this Agreement and continuing for a period equal to the Noncompete Term after the Termination Date:

    (i) within the geographic territory in which the Employee operates (the "Area") directly or indirectly, either individually or as an owner, manager, supervisor, administrator, consultant, instructor, or executive employee, take a position with another business entity which is in the same or essentially the same business as the Company in which his/her duties and responsibilities are similar to those performed by the Employee for the Company as of the date of this Agreement;

        in competition with the Company, solicit or otherwise attempt to establish for himself or any other person, firm or entity which is engaged in any business which is the same or essentially the same as the business of the Company, any business relationships with any person, firm or corporation which is in the Area;

        in competition with the Company, solicit or otherwise attempt to establish for himself or any other person, firm, or entity which is engaged in any business which is the same or essentially the same as the business of the Company, any business relationships with any person, firm or corporations which was, during the twenty-four (24) months preceding the Employee's termination of employment with the Company, a customer of the Company with whom he/she had substantial business contact.

    Notwithstanding the above, nothing contained herein shall be construed to prohibit Employee from owning either of record or beneficially not more than five percent (5%) of the shares or other equity interest of any Person that provided products or services competitive with the products or services sold by the Company.

    Disparagement. Employee shall not at any time make false, misleading or disparaging statements about Company, including its products, services, management, employees, and customers.

    Prior Agreements. Employee warrants that Employee is not under any obligation, contractual or otherwise, limiting or affecting Employee's ability or right to perform freely Services for the Company. Upon execution of this Agreement, Employee will give Company a copy of any agreement, or notify Company of any agreement if a written agreement is not available, with a prior employer or other Person purporting to limit or affect Employee's ability or right to perform Services for Company, to solicit customers or potential customers, to solicit the employees or independent contractors of a prior employer or other Person, or to use any type of information.

    Future Employment or Contractual Opportunities. At any time before, and for a period equal to the Noncompete Term, after, the Termination Date, Employee shall provide any prospective employer with a copy of this Agreement, and upon accepting any employment with another Person, provide Company with the employer's name and a description of the services Employee will provide.

8. Work for Hire Acknowledgement; Assignment. Employee acknowledges that work on and contributions to documents, programs, and other expressions in any tangible medium (collectively, "Works") are within the scope of Employee's employment and part of Employee's duties, responsibilities, or assignment. Employee's work on and contributions to the Works will be rendered and made by Employee for, at the instigation of, and under the overall direction of, Company and all such work and contributions, together with the Works, are and at all times shall be regarded, as "work made for hire" as that term is used in the United States Copyright Laws. Without limiting this acknowledgement, Employee assigns, grants, and delivers exclusively to Company all rights, titles and interests in and to any such Works, and all copies and versions, including all copyrights and renewals. Employee will execute and deliver to Company, or its successors and assigns, any assignments and documents Company requests for the purpose of complete exclusive, perpetual, and worldwide ownership of all rights, titles, and interests of every kind and nature, including all copyrights in and to the Works, and Employee constitutes and appoints Company as its agent to execute and deliver any assignments or documents Employee fails or refuses to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

9. Inventions, Ideas and Patents. Employee shall disclose promptly to Company, and only to Company, any invention or idea of Employee (developed alone or with others) conceived or made during Employee's employment by Company or within six months of the Termination Date. Employee assigns to Company any such invention or idea in any way connected with Employee's employment or related to Company's Business, its research or development, or demonstrably anticipated research or development and will cooperate with Company and sign all papers deemed necessary by Company to enable it to obtain, maintain, protect, and defend patents covering such inventions and ideas and to confirm Company's exclusive ownership of all rights in such inventions, ideas and patents, and irrevocably appoints Company as its agent to execute and deliver promptly, this power and agency being coupled with an interest and being irrevocable. This constitutes written notification that this assignment does not apply to an invention for which no equipment, supplies, facility or trade secret information of Company was used, and which was developed entirely on Employee's own time, unless (a) the invention relates (i) directly to Company's Business, or (ii) to Company's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by Employee for Company.

10. Injunctive Relief. Employee acknowledges that any violation of the provisions of this Agreement will cause the Company immediate and irreparable harm and that the damages that the Company will suffer may be difficult or impossible to measure. Therefore, upon any actual or impending violation of this Agreement, the Company shall be entitled to the issuance of a restraining order, preliminary and permanent injunction, without bond, restraining or enjoining such violation by Employee or any other entity or person acing on concern with Employee. Such remedy shall be additional to and not in limitation of any other remedy which may otherwise be available to the Company.

11. No Conflicting Obligations. Employee represents and warrants that Employee is not subject to any noncompetition agreement, nondisclosure agreement, employment agreement, or any other contract of any nature, whatsoever, oral or written, with any Person other than Company, or any other obligation of any nature, which will or could cause a breach of or default in, or which is in any way inconsistent with, the terms and provisions of this Agreement.

    Setoff. All amounts due or payable to Employee by Company pursuant to this Agreement are subject to reduction and offset to the extent permitted by applicable law for any amounts due or payable to Company by Employee.

13. Remedies Cumulative. All rights and remedies conferred upon by the parties hereto by this Agreement or by law, in equity or otherwise, shall be cumulative of each other, and neither the exercise nor the partial exercise not the failure to exercise any such right or remedy shall preclude the later exercise of such right or remedy or the exercise of any other right or remedy.

14. Notice to Future Employers. Employee will, during the one year following termination of Employee's employment with Company, whether with or without cause, inform any subsequent employers or partners, coventurers or other business associates of the existence and provisions of this Agreement and, if requested, provide a copy of this Agreement to such employers or partners, coventurers, or other business associates and Company may, at any time, notify any future employers or partners, coventurers or other business associates of Employee of the existence and provisions of the Agreement. Upon accepting any employment with another Person, the Employee will promptly provide Company with the employer's name and a description of the services Employee will provide.

15. Amendment or Modification. This Agreement supersedes all prior discussions and agreements between the Employee and the Company concerning the matters contained herein and constitutes the sole and entire agreement between the Employee and the Company with respect hereto. No amendment or modification of this Agreement or of any covenant, shall be valid unless evidenced by a writing duly executed by Employee and an authorized representative of the Company.

16. Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall be determined by a court or competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Construction. The language in all parts of this Agreement will be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

18. Obligations Contingent. The obligations of Company under this Agreement, including its obligation to pay the compensation provided for in this Agreement, are contingent upon Employee's performance of Employee's obligations under this Agreement. The duties, covenants and agreements of Employee under this Agreement, being personal, may not be delegated.

19. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

20. Miscellaneous. Unless the context otherwise requires, whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine gender, and vice versa.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall together constitute one document.

22. Governing Law. This Agreement shall be governed by, interpreted, and construed in accordance with the laws of the State of South Carolina. The parties agree that any dispute concerning the interpretation, validity, enforceability, and to exercise any remedies from an alleged breach hereof shall be adjudicated in the Superior Court for the county where the Company's principal executive office is located at the time of the dispute, or the applicable district and division of a federal court having venue for disputes in that same county.

IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.

CORPORATE VISION, INC.

___________________________

By: ________________________

Its: ________________________

EMPLOYEE:

__________________________

By: _______________________

Its: _______________________

EXHIBIT D

EMPLOYMENT AGREEMENT

This Agreement is made as of the 21st day of June 2001, effective the 1st day of August, 2001, by and between Corporate Vision, Inc. (the "Company"), a Oklahoma corporation, and William L. Tuorto (the "Employee").

WITNESSETH

WHEREAS, the Company has agreed to employ the Employee and the Employee agreed to work for the Company on the terms set forth herein; and

WHEREAS, the Employee will possess intimate knowledge of the business and affairs (the "Business") of the Company, and the Employee recognizes that his/her agreement to terms of this Agreement, particularly the terms pertaining to the nondisclosure of Confidential Information (as hereinafter defined) are conditions to further employment with the Company, whether such employment is at will or for an agreed term.

NOW, THEREFORE, for and in consideration of the mutual exchange of promises herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Title; Responsibilities. The Employee shall be employed in a nonexclusive manner as Chief Acquisitions Coordinator of the Company, and shall report only to the Board of Directors of the Company.

    Compensation. For all services rendered by the Employee to the Company, the Employee shall be entitled to a base salary of $250,000 per year during the first year, with the base salary in future years as well as any additional compensation, including but not limited to bonuses, stock options or stock grants, being determined by the Company based on annual reviews. At the Company's option, the Company will be entitled to satisfy the Company's net payroll obligation to the Employee by the issuing the Employee that number of shares of the Company's common stock equal to the net amount due the Employee for the pay period (after deducting all state and federal taxes and other items which the Company is authorized or required to withhold from the Employee's wages) divided by 85% of the Average Market Price of the Company's common stock as of the close of business three business days before the date the wages are due. The "Average Market Price" shall mean the average closing price of the common stock for the five days prior to the date on which the price is to be calculated. The Company shall only be entitled to issue the Employee shares of its common stock in lieu of cash wages if the common stock is registered under the Securities Act of 1933, and comparable state securities laws, and the common stock is eligible for trading on the OTC Bulletin Board, or any recognized national securities exchange.

    Health and Dental Insurance Benefits. The Company shall provide the Employee with all benefits provided to its employees, including health, dental, longterm disability and life insurance, to the extent provided to all employees of the Company pursuant to such plans and programs that it may adopt from time to time. The Employee shall be entitled to that number of days of personal time off consistent with the Company's policy in effect from time to time.

    Term. The term of this Agreement shall be for one year, and shall continue thereafter until terminated by one of the parties. Termination or expiration of this Agreement shall not extinguish any rights of compensation that shall accrue prior to the termination or expiration, or any obligations of the Employee of the Company. Unless terminated by either party upon notice to the other party within 30 days of the end of the term of this Agreement, this Agreement will automatically renew for the successive terms equal to the initial term of this Agreement. Notwithstanding anything herein to the contrary, the Company may always terminate the Employee for cause, upon a unanimous vote of the Board of Directors of the Company. "Cause" is defined, for the purposes of this Agreement, to be:

      the commission of any act by the Employee which, if prosecuted, would constitute a felony;

      any act or omission by Employee that may have a materially adverse effect on the Company;

      failure or refusal by Employee to comply with the policies of the Company contained in any Company Handbook or with the provisions of this Agreement of not cured within ten (10) days after the receipt of written notice from the Board of Directors;

      Employee's prolonged absence without the consent of the Company;

      Employee's gross neglect of his duties or willful insubordination to the Board of Directors of his superior officers;

      the death of Employee; or

      delivery of written notice of termination by Company after Employee has become unable to perform Employee's services by reason of illness or incapacity, which illness or incapacity results in Employee's failure to discharge Employee's duties under this Agreement for an aggregate total of sixty (60) days (whether consecutive or nonconsecutive) during any one hundred and eighty (180) day period.

    Best Efforts. Employee agrees to devote such business time as directed by the Board of Directors of the Company and use his best efforts in his position and in the performance of his general duties as required by the Company from time to time.

6. Property of Company. Employee acknowledges and agrees that all business Employee generates because of his affiliation with the Company is and shall be the sole property of the Company. All receivables, premiums, commissions, fees and other compensation generated by the Employee's services are the property of the Company. The Employee is hereby prohibited from invoicing customers of the Company except with the express written consent of the Company. All checks or bank drafts representing payment for goods or services sold or rendered by the Company are property of the Company, and all monies or other consideration in whatever form received by the Employee from a client or customer of the Company shall be tendered immediately to the Company.

7. Covenants of Employee. Employee understands and acknowledges that the Company's ability to develop and retain trade secrets, customer lists, proprietary techniques, information regarding customer needs and other confidential information relating to the Company Business is of utmost importance to the Company's success, and Employee further acknowledges that Employee will develop and learn information in the course of Employee's employment that would be useful in competing unfairly with the Company. In light of these facts and in consideration of Employee's employment with the Company and the Company's agreement to compensate Employee on the terms set forth in this Agreement, Employee covenants and agrees with Company as follows:

    Confidential Information. Employee shall use his best efforts to protect Confidential Information. During and after association with Company, Employee will not use (other than for Company) or disclose any of Company's Confidential Information. "Confidential Information" means information, without regard to form, relating to the Company's customers, operation, finances, and business that derives economic value, actual or potential, from not being generally known to other Persons, including, but not limited to, technical or nontechnical data, formulas, patterns, compilations (including compilations of customer information), programs, models, concepts, designs, devices, methods, techniques, processes, financial data or lists of actual or potential customers (including identifying information about customers), whether or not in writing. Confidential Information includes information disclosed to Company by third parties that Company is obligated to maintain as confidential. Confidential Information subject to this Agreement may include information that is not a trade secret under applicable law, but information not constitution a trade secret only shall be treated as Confidential Information under this Agreement for a two (2) year period after the date on which Employee's employment with the Company is terminated (the "Termination Date"). "Person" means any individual, corporation, limited liability company, bank, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

    Return of Materials. On the Termination Date or for any reason or at any time at Company's request, Employee will deliver promptly to Company all materials, documents, plans, records, notes, or other papers and any copies in Employee's possession or control relating in any way to Company's Business, which at all times shall be the property of the Company,

    Solicitation of Employees. During employment and for a period after the Termination Date equal to the Severance Term in the event the Employee is terminated without cause and equal to one (1) year in the event the Employee is terminated with cause or the Employee voluntarily terminates his employment (such term being hereinafter referred to as the "Noncompete Term"), Employee will not induce or solicit to leave employment with the Company anyone who is or was, anytime during the preceding year, an employee of Company.

    Solicitation of Customers. Employee will not, except on behalf of the Company or an affiliate of the Company, at any time during the period commencing on the date of the Agreement and continuing for a period equal to the Noncompete Term after the Termination Date, directly or indirectly, whether alone or with any other Person as a partner, officer, director, employee, agent, shareholder, consultant, sales representative or otherwise:

    (i) solicit, or assist in the solicitation of, any Person who is, or was during the period of Employee's employment with the Company, a customer of Company, for the purpose of obtaining the patronage of such Person for the sale or purchase of goods of services incidental to the Company Business; provided, however, that this clause (a) will apply only with respect to any Person with whom Employee, or any other employee of Company directly or indirectly under Employee's supervision, has had contact on behalf of Company during the two-year period prior to the Termination Date or about whom Employee has received Company Confidential Information during such period; or

        solicit, or assist in the solicitation of, any Person employed or engaged by Company in any capacity (including without limitation as an employee or independent contractor), to terminate such employment or other engagement, whether or not such Person is employed or engaged pursuant to a contract with Company and whether or not such Person is employed or otherwise engaged at will.

    Disparagement. Employee shall not at any time make false, misleading or disparaging statements about Company, including its products, services, management, employees, and customers.

    Prior Agreements. Employee warrants that Employee is not under any obligation, contractual or otherwise, limiting or affecting Employee's ability or right to perform freely Services for the Company. Upon execution of this Agreement, Employee will give Company a copy of any agreement, or notify Company of any agreement if a written agreement is not available, with a prior employer or other Person purporting to limit or affect Employee's ability or right to perform Services for Company, to solicit customers or potential customers, to solicit the employees or independent contractors of a prior employer or other Person, or to use any type of information.

8. Work for Hire Acknowledgement; Assignment. Employee acknowledges that work on and contributions to documents, programs, and other expressions in any tangible medium (collectively, "Works") are within the scope of Employee's employment and part of Employee's duties, responsibilities, or assignment. Employee's work on and contributions to the Works will be rendered and made by Employee for, at the instigation of, and under the overall direction of, Company and all such work and contributions, together with the Works, are and at all times shall be regarded, as "work made for hire" as that term is used in the United States Copyright Laws. Without limiting this acknowledgement, Employee assigns, grants, and delivers exclusively to Company all rights, titles and interests in and to any such Works, and all copies and versions, including all copyrights and renewals. Employee will execute and deliver to Company, or its successors and assigns, any assignments and documents Company requests for the purpose of complete exclusive, perpetual, and worldwide ownership of all rights, titles, and interests of every kind and nature, including all copyrights in and to the Works, and Employee constitutes and appoints Company as its agent to execute and deliver any assignments or documents Employee fails or refuses to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

9. Inventions, Ideas and Patents. Employee shall disclose promptly to Company, and only to Company, any invention or idea of Employee (developed alone or with others) conceived or made during Employee's employment by Company or within six months of the Termination Date. Employee assigns to Company any such invention or idea in any way connected with Employee's employment or related to Company's Business, its research or development, or demonstrably anticipated research or development and will cooperate with Company and sign all papers deemed necessary by Company to enable it to obtain, maintain, protect, and defend patents covering such inventions and ideas and to confirm Company's exclusive ownership of all rights in such inventions, ideas and patents, and irrevocably appoints Company as its agent to execute and deliver promptly, this power and agency being coupled with an interest and being irrevocable. This constitutes written notification that this assignment does not apply to an invention for which no equipment, supplies, facility or trade secret information of Company was used, and which was developed entirely on Employee's own time, unless (a) the invention relates (i) directly to Company's Business, or (ii) to Company's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by Employee for Company.

10. Injunctive Relief. Employee acknowledges that any violation of the provisions of this Agreement will cause the Company immediate and irreparable harm and that the damages that the Company will suffer may be difficult or impossible to measure. Therefore, upon any actual or impending violation of this Agreement, the Company shall be entitled to the issuance of a restraining order, preliminary and permanent injunction, without bond, restraining or enjoining such violation by Employee or any other entity or person acing on concern with Employee. Such remedy shall be additional to and not in limitation of any other remedy which may otherwise be available to the Company.

11. No Conflicting Obligations. Employee represents and warrants that Employee is not subject to any noncompetition agreement, nondisclosure agreement, employment agreement, or any other contract of any nature, whatsoever, oral or written, with any Person other than Company, or any other obligation of any nature, which will or could cause a breach of or default in, or which is in any way inconsistent with, the terms and provisions of this Agreement.

    Setoff. All amounts due or payable to Employee by Company pursuant to this Agreement are subject to reduction and offset to the extent permitted by applicable law for any amounts due or payable to Company by Employee.

13. Remedies Cumulative. All rights and remedies conferred upon by the parties hereto by this Agreement or by law, in equity or otherwise, shall be cumulative of each other, and neither the exercise nor the partial exercise not the failure to exercise any such right or remedy shall preclude the later exercise of such right or remedy or the exercise of any other right or remedy.

14. Notice to Future Employers. Employee will, during the one year following termination of Employee's employment with Company, whether with or without cause, inform any subsequent employers or partners, coventurers or other business associates of the existence and provisions of this Agreement and, if requested, provide a copy of this Agreement to such employers or partners, coventurers, or other business associates and Company may, at any time, notify any future employers or partners, coventurers or other business associates of Employee of the existence and provisions of the Agreement. Upon accepting any employment with another Person, the Employee will promptly provide Company with the employer's name and a description of the services Employee will provide.

15. Amendment or Modification. This Agreement supersedes all prior discussions and agreements between the Employee and the Company concerning the matters contained herein and constitutes the sole and entire agreement between the Employee and the Company with respect hereto. No amendment or modification of this Agreement or of any covenant, shall be valid unless evidenced by a writing duly executed by Employee and an authorized representative of the Company.

16. Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall be determined by a court or competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Construction. The language in all parts of this Agreement will be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

18. Obligations Contingent. The obligations of Company under this Agreement, including its obligation to pay the compensation provided for in this Agreement, are contingent upon Employee's performance of Employee's obligations under this Agreement. The duties, covenants and agreements of Employee under this Agreement, being personal, may not be delegated.

19. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

20. Miscellaneous. Unless the context otherwise requires, whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine gender, and vice versa.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall together constitute one document.

22. Governing Law. This Agreement shall be governed by, interpreted, and construed in accordance with the laws of the State of South Carolina. The parties agree that any dispute concerning the interpretation, validity, enforceability, and to exercise any remedies from an alleged breach hereof shall be adjudicated in the Superior Court for the county where the Company's principal executive office is located at the time of the dispute, or the applicable district and division of a federal court having venue for disputes in that same county.

IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.

CORPORATE VISION, INC.

___________________________

By: ________________________

Its: ________________________

EMPLOYEE:

__________________________

By: _______________________

Its: _______________________